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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A
                                (Amendment No. 1)

                                 Current Report

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

     DATE OF THE REPORT (DATE OF EARLIEST EVENT REPORTED) : DECEMBER 7, 1998

                            THE KROLL-O'GARA COMPANY
             (Exact name of registrant as specified in its charter)

                Ohio                      000-21629              31-1470817
  (State or other jurisdiction of        (Commission          (I.R.S. Employer
           Incorporation)                file number)        Identification No.)

                               9113 LeSaint Drive
                              Fairfield, Ohio 45014
                                 (513) 874-2112

                   (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Items 1, 3, 4, 6, 8 and 9 are not applicable and are omitted from this Current Report. The information required by Items 2 and 7(c) has been previously filed. This amended report is filed to provide the financial information required by Items 7(a) and 7(b).

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

       (a)   PRO FORMA FINANCIAL INFORMATION OF THE KROLL-O'GARA COMPANY

                  The financial statements required by this item were previously filed as a part of the Company's Current Report on Form 8-K (Date of Report: October 22, 1998) filed on November 23, 1998 and are incorporated herein by reference.

       (b)   FINANCIAL STATEMENTS OF LABORATORY SPECIALISTS OF AMERICA, INC.

                  The statements required by this item have been previously
                      submitted with the Current Report on Form 8-K (Date of
                      Report: October 22, 1998) filed by the Company on November 23, 1998. This report is incorporated herein by reference.


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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:    JANUARY 27, 1999                   THE KROLL-O'GARA COMPANY

                                            By   /s/Nicholas P. Carpinello.
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                                                 Nicholas P. Carpinello
                                                 Controller and Treasurer

















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